                                                                   EXHIBIT 10(a)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

    Pursuant to Section 3.05 of the Servicing Agreement dated as of November
     8, 2001 (the "Consumers Servicing Agreement") between Consumers Energy
                   Company, as Servicer and Consumers Funding
          LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                       Current BILLING MONTH: January 2005

CURRENT BILLING MONTH        1/5/2005 - 2/2/2005                       COLLECTION CURVE 100%
 STANDARD BILLING FOR PRIOR BILLING MONTH

Residential Total Billed                                        $161,286,389
Residential SECURITIZATION CHARGE (SC) Billed                   $  1,517,808       0.941%

Commercial Total Billed                                         $ 87,786,726
Commercial SECURITIZATION CHARGE (SC) Billed                    $  1,434,527       1.634%

Industrial Total Billed                                         $ 47,249,997
Industrial SECURITIZATION CHARGE (SC) Billed                    $  1,387,795       2.937%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE

 Non-Residential Customer Net Write-offs                               0.110%
 Residential Customer Net Write-offs                                   0.520%
 Total Net Write-offs                                                  0.300%

 AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                  $  1,543,634
Commercial Class SC Collected                                   $  1,439,056
Industrial Class SC Collected                                   $  1,202,412

Total SC Collected                                              $  4,185,102

 Aggregate SC Remittances for January 2005 BILLING MONTH        $  4,185,102
 Aggregate SC Remittances for February 2005 BILLING MONTH       $          0
 Aggregate SC Remittances for March 2005 BILLING MONTH          $          0
 TOTAL CURRENT SC REMITTANCES                                   $  4,185,102

CURRENT BILLING MONTH        1/5/2005 - 2/2/2005                       COLLECTION CURVE 100%
CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL
A-1 Residential SC Collected                                    $  1,468,509
A-3 Residential T.O.D. SC Collected                             $      6,719
A-4 Alternate Residence SC Collected                            $     34,830
A-5 Residential Farm/Life Support SC Collected                  $     33,576

TOTAL RESIDENTIAL SC COLLECTED                                  $  1,543,634

COMMERCIAL
B-1 General Primary   (041) SC Collected                        $     21,638
B-General Secondary   (010) SC Collected                        $    277,062
C- General Secondary   (011) SC Collected                       $    503,182
D-General Primary   (018) SC Collected                          $    308,390
F-Primary High Load Factor   (032) SC Collected                 $     52,201
GH-General Service Heating   (013) SC Collected                 $      6,346
H- Water Heating Service   (014) SC Collected                   $        736
L-1 General Energy-Only Street Lighting SC Collected            $      3,384
L-2 General Service (Cust Owned) St Light SC Collected          $      3,244
L-3 General Service (Co Owned) St Light SC Collected            $     17,267
L-4 General Service Outdoor Lighting Commercial SC Collected    $          2
PS-1 General Secondary Public Pumping SC Collected              $      7,702
PS-2 General Primary Public Pumping SC Collected                $      9,583
PS-3 General Optional Primary Public Pumping SC Collected       $     48,266
R-1 General Secondary Resale SC Collected                       $          3
R-2 General Secondary Resale SC Collected                       $        892
R-3 General Primary Resale SC Collected                         $     33,969
ROA-P Retail Open Access Primary (110) SC Collected             $     97,631
ROA-S Retail Open Access Secondary Com SC Collected             $     37,576
SC - Special Contract Commercial SC Collected                   $      1,919
SPEC Grand Rapids Special Contract SC Collected                 $      3,296
UR-General Unmetered SC Collected                               $      4,767

TOTAL COMMERCIAL SC COLLECTED                                   $  1,439,056

INDUSTRIAL
B-1 General Primary   (042) SC Collected                        $     17,948
B-General Secondary   (020) SC Collected                        $     34,865
C- General Secondary   (021) SC Collected                       $     79,600
CG-Cogeneration/Small Power Production Purchase SC Collected    $      1,574
D-General Primary   (028) SC Collected                          $    456,562
F-Primary High Load Factor   (033) SC Collected                 $     70,963
GH-General Service Heating   (023) SC Collected                 $         75
GMD General Motors SC Collected                                 $     49,673
GMF General Motors SC Collected                                 $    114,737
GMF-1 General Motors SC Collected                               $      4,727
GMJ-1 General Motors SC Collected                               $      6,569

CURRENT BILLING MONTH        1/5/2005 - 2/2/2005                        COLLECTION CURVE 100%
 H- Water Heating Service   (024) SC Collected                  $          1
 I-General Primary Interruptible   (034) SC Collected           $      3,830
 J-1General Alternative Electric Metal Melting SC Collected     $     27,661
 J-General Primary Electric Furnace   (037) SC Collected        $      5,002
 L-4 General Service Outdoor Lighting Industrial SC Collected   $          1
 R-3 General Primary Resale (027) SC Collected                  $        780
 ROA-P Retail Open Access Primary (111) SC Collected            $    236,510
 ROA-S Retail Open Access Secondary Ind SC Collected            $      6,054
 SC - Special Contract Industrial SC Collected                  $     85,280

 TOTAL INDUSTRIAL SC COLLECTED                                  $  1,202,412

 TOTAL SC COLLECTED                                             $  4,185,102

Executed as of this 15th day of February 2005.

                                         CONSUMERS ENERGY COMPANY
                                         AS SERVICER

                                         /s/ Glenn P. Barba
                                         ---------------------------------------
                                         Glenn P. Barba, Vice President,
                                         Controller and Chief Accounting Officer

CC: Consumers Funding LLC
    One Energy Plaza
    Jackson, Mi  49201